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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. (20549)

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2008


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                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                         1-13725               76-0545043
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


   2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA          85018
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 28, 2008, we entered into an Asset Purchase Agreement (the "Agreement") with American Teleconferencing Services, Ltd. (the "Purchaser"), a subsidiary of Premiere Global Services, Inc., related to the sale of certain assets comprising our audio conferencing business with the exception of our event services. The closing of the transactions contemplated by the Agreement ("Closing") occurred on May 2, 2008.

         At Closing, Purchaser paid to us cash in the amount of $3,300,000, and will pay post-closing the payments attributable to accounts receivable, the transition payment, and, potentially, the earn-out payment referenced below. Purchaser will pay within ten (10) days of Closing cash equal to the amount of accounts receivable related to the audio conferencing business that is less than 90 days old, with the payment estimated to be $770,000. After the date that our audio customer accounts are transitioned to Purchaser's audio conferencing infrastructure (the "Transition Date"), Purchaser will also pay within ten (10) calendar days of the Transition Date a sum equal to 103% of the accounts receivables actually collected from the audio conferencing accounts as of the Transition Date, less the payment already received for the transferred accounts receivable. Purchaser will also pay in cash a transition payment ten (10) business days after the Transition Date equal to $833,000. As a further earn-out payment, post-closing the Purchaser will pay to us, on or before June 1, 2009, a sum equal to 1.25 times the amount that the Purchaser's collected revenue from the transitioned audio accounts (as defined in the Agreement) exceeds $2.7 million during the twelve months ended April 30, 2009.

         Under the terms of the Agreement, we have agreed that for the three (3) year period beginning May 2, 2008 we will not engage within the United States in the "audio conference business" (as defined in the Agreement), except as a reseller of Purchaser. These restrictive covenants do not restrict our ability to conduct our audio conferencing events business (as defined in the Agreement) or our web conferencing business (as defined in the Agreement).


ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro forma financial information
         -------------------------------

         The pro forma financial information required to be filed pursuant to
Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)      Exhibits
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         10.1     Asset Purchase Agreement dated April 28, 2008 between iLinc
                  Communications, Inc. and American Teleconferencing Services, Ltd.
         99.2 Unaudited pro forma financial information of iLinc Communications, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ILINC COMMUNICATIONS, INC.


                                     By: /s/ James M. Powers, Jr.
                                         -------------------------------------
                                         James M. Powers, Jr.
                                         President and Chief Executive Officer


Date:  May 2, 2008



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                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION OF EXHIBIT
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10.1              Asset Purchase Agreement dated April 28, 2008 between iLinc
                  Communications, Inc. and American Teleconferencing Services,
                  Ltd.
99.2              Unaudited pro forma financial information of iLinc
                  Communications, Inc.



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